Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:	Leslie Hunziker	Richard Broome
	Hertz Investor Relations	Hertz Media Relations
	(201) 307-2337	(201) 307-2486
	lhunziker@hertz.com	rbroome@hertz.com

HERTZ GLOBAL HOLDINGS ANNOUNCES PRICING OF $950 MILLION MEDIUM TERM RENTAL CAR ASSET BACKED NOTES

PARK RIDGE, NJ, January 17, 2013 — Hertz Global Holdings, Inc. (“Hertz Holdings”) (NYSE: HTZ) announced today that Hertz Vehicle Financing LLC (“HVF”), a special purpose bankruptcy remote limited liability company of which The Hertz Corporation (“Hertz” or the “Company”), a wholly-owned subsidiary of Hertz Holdings, is the sole member, priced $950 million in aggregate principal amount of three year and five year Series 2013-1 Rental Car Asset Backed Notes, Class A and Class B, rated “Aaa” and “Baa2” by Moody’s, respectively.

The $282.75 million of three year Class A notes carry a 1.12% coupon, the $42.25 million of three year Class B notes carry a 1.86% coupon, the $543.75 million of five year Class A notes carry a 1.83% coupon, and the $81.25 million of five year Class B notes carry a 2.48% coupon.  The three year notes and five year notes have expected final payment dates in August 2016 and August 2018, respectively.  The Class B Notes are subordinated to the Class A Notes.

The notes are to be offered and sold only to qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to investors outside the United States pursuant to Regulation S under the Securities Act.

The net proceeds from the sale of the notes will be, to the extent permitted by the applicable agreements, (i) used to pay the purchase price of vehicles acquired by HVF pursuant to Hertz Holdings’ ABS Program, (ii) used to pay the principal amount of other ABS Program indebtedness that is then permitted or required to be paid or (iii) released to HVF to be distributed to Hertz or otherwise used by HVF for general purposes.  The offering is expected to close on January 23, 2013 subject to customary closing conditions.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The notes have not been and will not be registered under the Securities Act or any applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ABOUT HERTZ HOLDINGS

Hertz Holdings, through its subsidiary Hertz, operates its car rental business through the Hertz, Dollar and Thrifty brands from approximately 10,400 corporate, licensee and franchisee locations in North America, Europe, Latin America, Asia, Australia, Africa, the Middle East and New Zealand. Hertz is the largest worldwide airport general use car rental brand, operating from approximately 8,800 corporate and licensee locations in approximately 150 countries.  Our Dollar and Thrifty brands have approximately 1,580 corporate and franchisee locations in approximately 80 countries. Our Hertz brand name is one of the most recognized in the world, signifying leadership in quality rental services and products. We are one of the only car rental companies that has an extensive network of company operated rental locations both in the United States and in all major European markets. We believe that we maintain the leading airport car rental brand market share, by overall reported revenues, in the United States and at 111 major airports in Europe where we have company operated locations and where data regarding car rental concessionaire activity is available. We believe that we also maintain the second largest market share, by revenues, in the off-airport car rental market in the United States. In our equipment rental business segment, we rent equipment through approximately 340 branches in the United States, Canada, France, Spain, China and Saudi Arabia, as well as through our international licensees. We and our predecessors have been in the car rental business since 1918 and in the equipment rental business since 1965. We also own Donlen Corporation, based in Northbrook, Illinois, which is a leader in providing fleet leasing and management services.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements.” Examples of forward-looking statements include information concerning Hertz Holdings’ liquidity and its possible or assumed future results of operations, including descriptions of its business strategy.  These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that Hertz Holdings has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that Hertz Holdings believes are appropriate in these circumstances. You should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties and assumptions.  Many factors could affect our actual financial results and could cause actual results to differ materially from those expressed in the forward-looking statements.

Among other items, such factors could include: the effect of the debt markets on the offering and Hertz Holdings’ ability to satisfy the closing conditions to the offering; our ability to integrate the car rental operations of Dollar Thrifty Automotive Group, Inc. (“Dollar Thrifty”) and the ability to realize operational efficiencies from the acquisition of Dollar Thrifty; the operational and profitability impact of divestitures that we were required to undertake to secure regulatory approval for the acquisition of Dollar Thrifty;

levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets, including on our pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; our ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in our fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which we dispose of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; our ability to accurately estimate future levels of rental activity and adjust the size of our fleet accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning equipment and to refinance our existing indebtedness; safety recalls by the manufacturers of our vehicles and equipment; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles and equipment; any impact on us from the actions of our licensees, franchisees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate acquisitions and complete dispositions; our ability to maintain favorable brand recognition; costs and risks associated with litigation; risks related to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our senior credit facilities, our outstanding unsecured senior notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; changes to our senior management team; the effect of tangible and intangible asset impairment charges; the impact of our derivative instruments, which can be affected by fluctuations in interest rates and commodity prices; and our exposure to fluctuations in foreign exchange rates. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Hertz Holdings therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to Hertz Holdings or persons acting on Hertz Holdings’ behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Hertz Holdings undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.